UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File number 811-22263

Exchange Traded Concepts Trust
 (Exact name of registrant as specified in charter)

2545 S. Kelly Avenue
Suite C
Edmond, OK 73013
 (Address of principal executive offices) (Zip code)

J. Garrett Stevens
Exchange Traded Concepts Trust
2545 South Kelly Avenue
Suite C
Edmond, Oklahoma 73013

Copy to:
Christopher Menconi
Morgan, Lewis & Bockius LLP
2020 K Street NW
Washington, DC 20006

Registrant’s telephone number, including area code: (405) 778-8377

Date of fiscal year end: November 30, 2014

Date of reporting period: November 30, 2014

Item 1.	Reports to Stockholders.

Yorkville High Income MLP ETF

Yorkville High Income Infrastructure MLP ETF

Annual Report

November 30, 2014

Yorkville Funds

Table of Contents

Management Discussion of Fund Performance	2
Schedules of Investments	6
Statements of Assets and Liabilities	8
Statements of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	23
Trustees and Officers of the Trust	24
Disclosure of Fund Expenses	27
Supplemental Information	28

The Funds file their complete schedule of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the trading sub-adviser, Index Management Solutions, LLC, uses to determine how to vote proxies relating to each Fund’s securities, as well as information relating to how the Funds voted proxies relating to each Fund’s securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-YES-YETF; and (ii) on the Commission’s website at http://www.sec.gov.

Yorkville Funds
Yorkville High Income MLP ETF
Management Discussion of Fund Performance

November 30, 2014

Yorkville High Income MLP Exchange Traded Fund

For the fiscal year ended November 30, 2014, the Yorkville High Income MLP ETF (“YMLP” or “Fund”) lost 10.17% on a total return basis while its index, the Solactive High Income MLP Index (“YMLP Index”), fell 6.94%.

The YMLP Index loss of 6.94% outperformed its most appropriate benchmark, the Yorkville Commodity MLP Universe Index (“YCOMU Index”), which was down 7.3% over the same period. The YCOMU Index consists of the entire universe of master limited partnerships (“MLPs”) involved in the following main business segments: Energy Services, Exploration and Production, Natural Resources, Marine Transportation, Downstream, and General Partners, and includes MLPs that comprise the YMLP Index.

For the most recent distribution period, distribution growth in the YMLP Index averaged +3.7% year-over-year. Distribution growth was widespread across the portfolio with 72% of holdings increasing payouts versus fourth quarter of 2013 and 24% maintaining them. In short, 96% of MLPs held in the portfolio either grew or maintained distributions from the same period the previous year.

Downstream was the strongest sector in the YMLP Index over the course of the year, contributing +1.8% to the overall total return of the YMLP Index as 6 of 8 holdings within the sector produced positive total returns. Leaders in the Downstream Sector were Global Partners LP (GLP), a diversified logistics and marketing partnership which gained 24 percent including distributions, and Ferrellgas Partners LP (FGP), a propane distributor which produced a total return of +22.7%. The only other sector to produce positive results for the YMLP Index in fiscal 2014 was General Partners. Alliance Holdings GP LP (AHGP), a coal general partner, was the second best performer in the Fund, gaining +28.4%, while the top performer was its underlying LP, Alliance Resource Partners LP (ARLP), at +32.8%.

Meanwhile, the Exploration & Production and Energy Services sectors were the weakest for the year, contributing losses of 8.7% and 2.1% on the Fund level, respectively. As the partnerships within these sectors operate at and/or near the wellhead, their cash flows can be significantly affected by the price of oil and natural gas. As a result, YMLP holdings within these sectors suffered declines as steep as 40% for the year as WTI oil declined by ~$40 from its peak of $105 in June. Seven holdings in the Exploration & Production sector alone fell by more than 20 percent after accounting for distributions.

Looking forward into 2015 and beyond, it is clear that an emphasis must be placed on energy prices and in particular, crude oil, when evaluating YMLP. While many of the Fund’s holdings maintain robust hedging programs to mitigate exposure in the near and intermediate terms, low energy prices for a sustained period can result in material declines in partnership cash flows. In 2015, we believe management teams in commodity-sensitive sectors will most likely reconsider their distribution policies and how to best maximize long-term unitholder value. As of fiscal year end, many of the Exploration & Production holdings in YMLP yielded in excess of 20 percent.

The YMLP Index had a distribution yield of 10.3% as of November 30, 2014. For the fiscal year ended November 30, 2014, the Fund estimated that each of its distributions made represented 81.7% return of capital.

Yorkville Funds
Yorkville High Income MLP ETF
Management Discussion of Fund Performance

November 30, 2014 (Concluded)

The Yorkville MLP Commodity Universe Index is a market capitalization weighted index, consisting of the entire universe of exchange traded MLPs involved in the following main business segments: Energy Services, Exploration & Production, Natural Resources, Marine Transportation, Downstream, and General Partners.

The Yorkville High Income MLP ETF (YMLP) is designed to track, before fees, deferred taxes and expenses, the Solactive High Income MLP Index. This is a rules-based index which employs specific investment criteria focused on MLP distributions to select index constituents.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

Growth of a $10,000 Investment‡
 (at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2014
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Yorkville High Income MLP	-10.17%	-9.73%‡	-2.12%	-1.92%‡
Solactive High Income MLP Index	-6.94%‡	-6.94%‡	1.54%‡	1.54%‡
S&P 500 Index	16.86%‡	16.86%‡	18.82%‡	18.82%‡

*	Fund commenced operations on March 12, 2012.
‡	Unaudited

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index in Management Discussion of Fund Performance.

Yorkville Funds
Yorkville High Income Infrastructure MLP ETF
Management Discussion of Fund Performance

November 30, 2014

Yorkville High Income Infrastructure MLP Exchange Traded Fund

For the fiscal year ended November 30, 2014, the Yorkville High Income Infrastructure MLP ETF (“YMLI” or “Fund”) gained 10.53% on a total return basis while its index, the Solactive High Income Infrastructure MLP Index (“YMLI Index”), returned 16.87% including distributions. The difference in performance between the YMLI Index and YMLI can primarily be attributed to Fund operating expenses of 0.84% and the tax impact of the Fund’s C-corp structure, neither of which are factored into the calculation of total return for the YMLI Index.

The YMLI Index underperformed its closest benchmark, the Yorkville Infrastructure MLP Universe Index (‘‘YINFU Index’’), which gained 20.7%, benefitting from overweight positions in Kinder Morgan Energy Partners LP (KMP) and El Paso Pipeline Partners LP (EPB), both of which were acquired during the year. The YINFU Index consists of the entire universe of master limited partnerships (“MLPs”) involved in the following main business segments: Crude Oil Pipelines, Gathering and Processing, Natural Gas Pipelines, Refined Product Pipelines, and General Partners, and includes MLP’s that comprise the YMLI Index.

All five sectors in YMLI produced gains on the year, with Gathering & Processing MLPs leading the way (+4.7% portfolio contribution) as 10 of 11 holdings in the sector were up for the year. G&P’s were closely followed by Refined Production Pipelines (+4.6%) and then Natural Gas Pipelines (+3.4%). On an individual security basis, two performers stood out from a performance perspective. Energy Transfer Equity LP (ETE), a rapidly-growing GP conglomerate was up an impressive 63.8% for the year as it achieved top-tier distribution growth, while TC Pipelines LP (TCP) achieved a total return of +56.3% as its Canadian parent/sponsor TransCanada (TRP CN) continued to accelerate its utilization of the MLP vehicle for its U.S. pipeline assets.

In the largest energy deal of the year, C-Corp general partners Kinder Morgan Inc (KMI) announced it would purchase all three underlying LP entities of KMP (YMLI Holding), EPB (YMLI Holding) and KMR for a total consideration of approximately $70B. The resulting new KMI is the third largest energy company in the United States behind only Chevron and Exxon Mobil, and intends to grow its ~5% yield at a rate of 10% for the next few years. The company has also stated its intent to be an active acquirer in the midstream sector and will likely mean further consolidation in the midstream sector, particularly amongst MLPs. Currently, Targa Resources Corp (TRGP) is set to merge with Atlas Energy LP (ATLS), Targa Resources Partners LP (NGLS) is taking over Atlas Pipeline Partners LP (APL), and Tesoro Logistics LP (TLLP) is proposing to takeover the entirety of QEP Midstream Partners LP (QEPM). Heading into 2015, Yorkville expects infrastructure M&A to be a major theme.

Despite the recent pullback in oil prices, unconventional shale plays in new energy frontiers like North Dakota are continuing to drive U.S. energy production growth. Many of these regions were not on the energy map five years ago. It will require a tremendous investment in essential U.S. energy infrastructure to transport this new production to end users.

The YMLI Index had a distribution yield of 5.2% as of November 30, 2014. For the fiscal year ended November 30, 2014, the Fund estimated that each of its distributions made represented 53.9% return of capital.

Yorkville Funds
Yorkville High Income Infrastructure MLP ETF
Management Discussion of Fund Performance

November 30, 2014 (Concluded)

The Yorkville MLP Infrastructure Universe Index is a market capitalization weighted index, consisting of the entire universe of exchange traded MLPs involved in the following main business segments: Crude Oil Pipelines, Gathering and Processing, Natural Gas Pipelines, Refined Product Pipelines, and General Partners.

The Yorkville High Income Infrastructure MLP ETF (YMLI) is designed to track, before fees, deferred taxes and expenses, the Solactive High Income Infrastructure MLP Index. This is a rules-based index which employs specific investment criteria focused on MLP distributions to select index constituents.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

Growth of a $10,000 Investment‡
 (at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2014
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Yorkville High Income Infrastructure MLP	10.53%	10.67%‡	12.02%	12.10%‡
Solactive High Income Infrastructure MLP Index	16.87%‡	16.87%‡	19.72%‡	19.72%‡
S&P 500 Index	16.86%‡	16.86%‡	21.30%‡	21.30%‡

*	Fund commenced operations on February 11, 2013.
‡	Unaudited

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index in Management Discussion of Fund Performance.

Yorkville Funds
Yorkville High Income MLP ETF
Schedule of Investments

November 30, 2014

Description	Shares	Fair Value
MASTER LIMITED PARTNERSHIPS — 100.0%
Energy — 81.9%
Alliance Holdings GP	100,189	$6,715,669
Alliance Resource Partners	402,350	18,532,241
Atlas Resource Partners	775,442	11,794,473
BreitBurn Energy Partners	850,276	11,232,144
Calumet Specialty Products Partners	664,844	17,418,913
Capital Product Partners	930,634	7,277,558
EV Energy Partners	509,772	14,441,841
Exterran Partners	361,501	8,936,305
Global Partners	173,783	7,264,129
Golar LNG Partners	561,097	18,460,091
Legacy Reserves	652,691	11,637,481
Linn Energy	585,374	10,683,075
LRR Energy	365,244	4,163,782
Memorial Production Partners	745,297	10,255,287
Mid-Con Energy Partners	277,700	3,260,198
Natural Resource Partners	1,043,092	12,454,518
NGL Energy Partners	212,056	7,400,754
Seadrill Partners	570,667	9,655,686
Teekay LNG Partners	421,326	15,176,162
Teekay Offshore Partners	536,358	13,789,764
Vanguard Natural Resources	562,717	13,066,289
		233,616,360
Industrials — 4.0%
Navios Maritime Partners	882,385	11,435,710

Materials — 1.9%
SunCoke Energy Partners	202,641	5,505,756

Description	Shares	Fair Value
Utilities — 12.2%
AmeriGas Partners	297,635	$13,747,760
Ferrellgas Partners	753,509	20,917,410
		34,665,170
Total Master Limited Partnerships
(Cost $313,116,512)		285,222,996

Total Investments - 100.0%
(Cost $313,116,512)		$285,222,996

Percentages are based on Net Assets of $285,133,983.

GP — General Partner

As of November 30, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance under U.S. GAAP.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Yorkville Funds
Yorkville High Income Infrastructure MLP ETF
Schedule of Investments

November 30, 2014

Description	Shares	Fair Value
MASTER LIMITED PARTNERSHIPS — 105.9%
Energy — 105.9%
Access Midstream Partners	32,903	$2,062,360
Atlas Energy	42,857	1,520,566
Atlas Pipeline Partners	61,714	2,026,688
Buckeye Partners	25,551	1,964,105
Crestwood Equity Partners	129,223	1,163,007
Crestwood Midstream Partners	84,666	1,700,093
DCP Midstream Partners	36,609	1,753,937
Enbridge Energy Partners	69,999	2,624,963
Energy Transfer Equity	39,244	2,330,701
Energy Transfer Partners	34,491	2,247,779
EnLink Midstream Partners	60,618	1,690,636
MPLX	30,612	2,032,943
NuStar Energy	34,893	1,954,008
ONEOK Partners	35,065	1,545,665
Plains All American Pipeline	34,370	1,768,337
Regency Energy Partners	67,190	1,914,243
Spectra Energy Partners	38,155	2,059,225
Summit Midstream Partners	43,201	1,961,325
Sunoco Logistics Partners	43,785	2,107,810
Targa Resources Partners	34,021	1,865,372
TC PipeLines	40,305	2,901,557
Tesoro Logistics	34,263	1,962,242
Western Gas Equity Partners	38,903	2,443,108
Western Gas Partners	28,058	1,990,154
Williams Partners	37,240	1,926,798
Total Master Limited Partnerships
(Cost $44,043,460)		49,517,622

Total Investments - 105.9%
(Cost $44,043,460)		$49,517,622

Percentages are based on Net Assets of $46,760,154.

As of November 30, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance under U.S. GAAP.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Yorkville Funds
Statements of Assets and Liabilities

November 30, 2014

	Yorkville High Income MLP ETF	Yorkville High Income Infrastructure MLP ETF
Assets:
Investments at Cost	$313,116,512	$44,043,460
Investments at Fair Value	$285,222,996	$49,517,622
Cash	146,831	123,331
Receivable for Capital Shares Sold	1,482,230	—
Receivable for Investment Securities Sold	—	5,138,807
Dividends Receivable	117,576	—
Total Assets	286,969,633	54,779,760

Liabilities:
Deferred Tax Liability, Net	—	2,374,805
Payable for Investment Securities Purchased	1,445,441	5,217,052
Payable Due to Investment Adviser	207,580	31,413
Payable for Income Taxes	182,629	396,336
Total Liabilities	1,835,650	8,019,606

Net Assets	$285,133,983	$46,760,154

Net Assets Consist of:
Paid-in Capital	$334,477,227	$43,618,179
Distributions in Excess of Net Investment Income (Loss), Net of Deferred Taxes	(27,419,251)	(2,360,647)
Accumulated Net Realized Gain on Investments, Net of Deferred Taxes	5,585,629	1,996,260
Net Unrealized Appreciation (Depreciation) on Investments, Net of Deferred Taxes	(27,509,622)	3,506,362
Net Assets	$285,133,983	$46,760,154

Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	19,250,000	2,150,000
Net Asset Value, Offering and Redemption Price Per Share	$14.81	$21.75

The accompanying notes are an integral part of the financial statements.

Yorkville Funds
Statements of Operations

For the year ended November 30, 2014

	Yorkville High Income MLP ETF	Yorkville High Income Infrastructure MLP ETF
Investment Income:
Dividend Income	$5,010,178	$—
Distributions from Master Limited Partnerships	20,409,502	2,285,730
Less: Return of Capital Distributions	(23,647,927)	(2,285,730)
Total Investment Income	1,771,753	—

Expenses:
Management Fees	2,419,516	322,293
Franchise Taxes	40,325	9,482
Total Expenses	2,459,841	331,775

Net Investment Loss, Before Taxes	(688,088)	(331,775)
Current Income Tax Benefit/(Expense)	(655,429)	(546,336)
Deferred Income Tax Benefit/(Expense)	762,522	665,392
Net Investment Loss, Net of Taxes	(580,995)	(212,719)

Net Realized Gain on:
Investments	5,882,371	3,113,296
Deferred Tax Benefit/(Expense)	(915,527)	(1,117,197)
Net Realized Gain on Investments, Net of Taxes	4,966,844	1,996,099

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(46,354,275)	2,763,721
Deferred Tax Benefit/(Expense)	7,214,540	(991,754)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Net of Taxes	(39,139,735)	1,771,967

Net Realized and Unrealized Gain (Loss) on Investments, Net of Taxes	(34,172,891)	3,768,066

Net Increase (Decrease) in Net Assets Resulting from Operations	$(34,753,886)	$3,555,347

The accompanying notes are an integral part of the financial statements.

Yorkville Funds
Statements of Changes in Net Assets

	Yorkville High Income MLP ETF		Yorkville High Income Infrastructure MLP ETF
	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2014	Period Ended November 30, 2013(1)
Operations:
Net Investment Loss, Net of Taxes	$(580,995)	$(313,140)	$(212,719)	$(79,769)
Net Realized Gain on Investments, Net of Taxes	4,966,844	740,402	1,996,099	161
Net Change in Unrealized Appreciation (Depreciation) on Investments, Net of Taxes	(39,139,735)	13,296,422	1,771,967	1,734,395
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,753,886)	13,723,684	3,555,347	1,654,787

Distributions to Shareholders:
Investment Income	(4,774,481)	—	(1,276,726)	—
Return of Capital	(21,289,981)	(18,097,235)	(1,494,324)	(791,433)
Total Distributions to Shareholders	(26,064,462)	(18,097,235)	(2,771,050)	(791,433)

Capital Share Transactions:
Issued	105,934,498	169,659,000	15,325,503	32,977,500
Redeemed	(13,687,290)	(920,500)	(3,190,500)	—
Increase in Net Assets from Capital Share Transactions	92,247,208	168,738,500	12,135,003	32,977,500

Total Increase in Net Assets	31,428,860	164,364,949	12,919,300	33,840,854

Net Assets:
Beginning of Year/Period	253,705,123	89,340,174	33,840,854	—
End of Year/Period (Includes Distributions in Excess of Net Investment Income of ($27,419,251), ($22,063,775), ($2,360,647) and ($871,202), respectively)	$285,133,983	$253,705,123	$46,760,154	$33,840,854

Share Transactions:
Issued	5,950,000	9,150,000	700,000	1,600,000
Redeemed	(800,000)	(50,000)	(150,000)	—
Net Increase in Shares Outstanding from Share Transactions	5,150,000	9,100,000	550,000	1,600,000

(1)	For the period February 11, 2013 (commencement of operations) to November 30, 2013.

The accompanying notes are an integral part of the financial statements.

Yorkville Funds
Financial Highlights

For the year or periods ended November 30,

Selected Per Share Data & Ratios
 For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Return of Capital	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Investment Income	Return of Capital	Total Distributions
Yorkville High Income MLP ETF
2014	$17.99	$(0.04)	$1.44	$(3.03)	$(1.63)	$(0.28)	$(1.27)	$(1.55)
2013	$17.87	$(0.03)	$1.47	$0.32 (9)	$1.76	$(0.00)	$(1.64)	$(1.64)
2012(1)(3)	$20.00	$0.03	$1.13	$(2.08)	$(0.92)	$(0.02)	$(1.19)	$(1.21)

Yorkville High Income Infrastructure MLP ETF
2014	$21.15	$(0.12)	$1.27	$1.01	$2.16	$(0.72)	$(0.84)	$(1.56)
2013(2)(4)	$20.00	$(0.09)	$1.08	$1.15	$2.14	$(0.00)	$(0.99)	$(0.99)

				Ratio of Expenses to Average Net Assets				Ratio of Investment Income/ (Loss) to Average Net Assets
	Net Asset Value, End of Period	Total Return(5)	Net Assets, End of Period (000)	Before Income Tax Expense		Net Income Tax Expense/(Benefit)(7)	Total Expenses/ (Benefit)	Before Income Tax Benefit/ (Expense)	Tax Benefit/ (Expense)(8)	Net Investment Income (Loss)	Portfolio Turnover(5)(6)
Yorkville High Income MLP ETF
2014	$14.81	(10.17%)	$285,134	0.83	%(10)	(2.17%)	(1.34%)	(0.23%)	0.04%	(0.19%)	44%
2013	$17.99	9.98%	$253,705	0.82%		3.83%	4.65%	(0.24%)	0.07%	(0.17%)	37%
2012(1)(3)	$17.87	(4.51%)	$89,340	0.82%		0.00%	0.82%	0.25%	(0.00%)	0.25%	2%

Yorkville High Income Infrastructure MLP ETF
2014	$21.75	10.53%	$46,760	0.84	%(10)	5.07%	5.91%	(0.84%)	0.30%	(0.54%)	47%
2013(2)(4)	$21.15	11.00%	$33,841	0.82%		6.10%	6.92%	(0.82%)	0.29%	(0.53%)	—%

*	Per share data calculated using average shares method.

(1)	For the period ended November 30, 2012. All ratios for the period have been annualized.

(2)	For the period ended November 30, 2013. All ratios for the period have been annualized.

(3)	The Fund commenced operations on March 12, 2012.

(4)	The Fund commenced operations on February 11, 2013.

(5)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(6)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

(7)	Net Income tax expense for the ratio calculation is derived from net investment, and realized and unrealized gains/(losses).

(8)	Income tax benefit/(expense) for the ratio calculation is derived from net investment income/(loss) only.

(9)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in Net Asset Value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(10)	Includes franchise tax expenses. Without franchise tax expenses, the net expense ratio would be 0.82%.

The accompanying notes are an integral part of the financial statements.

Yorkville Funds
Notes to the Financial Statements

November 30, 2014

1. ORGANIZATION

Exchange Traded Concepts Trust (the “Trust”), is a Delaware statutory trust formed on July 17, 2009. The Trust is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with seven investment portfolios. The financial statements herein relate to the following funds: The Yorkville High Income MLP ETF and the Yorkville High Income Infrastructure MLP ETF (each a “Fund”, and collectively the “Funds”). The Yorkville High Income MLP ETF seeks to provide investment results that correspond generally to the performance, before fees and expenses, of the Solactive High Income MLP Index (the “Index”). The Yorkville High Income Infrastructure MLP ETF seeks to provide investment results that correspond generally to the performance, before fees and expenses, of the Solactive High Income Infrastructure MLP Index (the “Infrastructure Index”). Each Fund is classified as “non-diversified”. This means that the Funds may invest more of their assets in securities of a single issuer than that of a diversified fund. As a result, the performance of that issuer can have substantial impact on the share price. Each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Exchange Traded Concepts, LLC (the “Adviser”), an Oklahoma limited liability company, serves as the investment adviser for the Funds and is subject to the supervision of the Board of Trustees (the “Board”). The Adviser is responsible for managing the investment activities of the Funds, the Funds business affairs and other administrative matters. Yorkville ETF Advisors, LLC (the “Investment Sub-Adviser”) and Index Management Solutions, LLC (the “Trading Sub-Adviser”), serve as the sub-advisers to the Funds.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Funds will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares, called “Creation Units”. Creation Units will be issued principally in-kind for securities included in a specified universe. Redemption of Creation Units are effected principally for cash. Once created, Shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Significant Accounting Policies followed by the Funds.

Use of Estimates and Indemnifications — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

Return of Capital Estimates — Distributions received by the Funds generally are comprised of income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available to the Funds and other industry sources. These estimates may subsequently be revised based on information received from Master Limited Partnerships (“MLP”) after their tax reporting periods are concluded. For the year ended November 30, 2014, the Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF estimated that 100% of the MLP distributions received would be treated as return of capital. However, multiple MLPs of the Yorkville High Income MLP ETF own stock of C-corporations that paid a dividend in the year ended November 30, 2014.

Yorkville Funds
Notes to the Financial Statements

November 30, 2014 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the entity. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Funds, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Funds have contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Funds sold their investments in the MLP. The MLPs themselves generally do not pay U.S. federal income taxes (although some states do impose a net income tax on partnerships). Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the ”Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Yorkville Funds
Notes to the Financial Statements

November 30, 2014 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value during the year ended November 30, 2014, maximized the use of observable inputs and minimized the use of unobservable inputs and are disclosed on the Schedule of Investments.

For the year ended November 30, 2014, there have been no significant changes to the Funds fair valuation methodologies.

Federal and Other Income Taxes — Each Fund intends to invest primarily in MLPs, which generally are treated as qualified publicly traded partnerships for federal income tax purposes. Accordingly, the Funds do not intend to qualify, and will not qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code due to the Funds’ concentration in MLP securities, but are taxed as regular C-corporations. As a regular C-corporation, each Fund is obligated to pay federal, state and local income tax on its taxable income. Currently the maximum marginal regular federal income tax rate for a regular C-corporation is 35% for taxable income more than $10 million. The Funds may be subject to a 20% alternative minimum tax on their federal alternative minimum taxable income to the extent that their alternative minimum tax exceeds their regular federal income tax. Yorkville High Income Infrastructure MLP ETF is currently using an estimated 36% tax rate for federal, state and local tax which is composed of a 34% marginal federal tax rate and an assumed 1.90% rate attributable to state taxes (net of federal benefit) (2.02% in prior year). Yorkville High Income MLP ETF is currently using an estimated 37% tax rate for federal, state and local tax which is composed of a 34% marginal federal tax rate and an assumed 2.97% state tax rate (net of federal benefit) (2.93% in prior year).

As a consequence of being taxed as a C-corporation, the Funds will be obligated to pay applicable federal and state corporate income taxes on their taxable income as opposed to most other investment companies which are not so obligated. The Funds expect that a portion of the distributions they receive from MLPs will be treated as a tax deferred return of capital, thus reducing the Funds’ current tax liabilities and increasing the Funds’ deferred tax liabilities. However, the amount of taxes currently payable by the Funds will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the return from an investment in the Funds.

Yorkville Funds
Notes to the Financial Statements

November 30, 2014 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash distributions from MLPs to the Funds that exceed such Funds’ allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Funds’ adjusted tax basis in the equity securities of the MLP. These reductions in such Funds’ adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Funds on a subsequent sale of the securities. The Funds will accrue deferred income taxes for any future tax liabilities associated with (a) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (b) capital appreciation on their investments. Upon the sale of an MLP security, the Funds will rely to some extent on information provided by the MLPs, which is not necessarily timely, or accurate, to estimate deferred tax liabilities for purposes of financial statement reporting and determining NAV of the Funds. From time to time, the Funds will modify the estimates or assumptions related to the Funds’ deferred tax liabilities as new information becomes available.

Since the Funds will be subject to taxation on their taxable income, the NAV of the Funds’ shares will also be reduced by the accrual of any current or deferred tax liabilities. The Index and Infrastructure Index (the “Indices”) however are calculated without any adjustments for taxes. As a result, the Funds’ after tax performance could differ significantly from the Indices even if the pretax performance of the Funds and the performance of the Indices are closely correlated.

The tax expense or benefits attributable to certain components of income will be included in the Statements of Operations. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for federal income tax purposes. Deferred tax assets and liabilities are calculated utilizing effective tax rates expected to be applied to taxable income in the years the temporary differences are realized or settled. A valuation allowance will be recognized if, based on the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realizable. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on cash distributions from the Funds’ MLP holdings), the duration of statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused. The Funds’ policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from the settlement date.

Dividends and Distributions to Shareholders — Each Fund distributes substantially all of its net investment income quarterly. All distributions are recorded on ex-dividend date. The estimated characterization of the distributions paid will be either an ordinary income or return of capital distribution. This estimate is based on the Funds’ operating results during the period. It is anticipated that a significant portion of their distributions will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the year will not be determined until after the end of the fiscal year. The Funds will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in February 2015. As of November 30, 2014, approximately 81.7% of Yorkville High Income MLP ETF and 53.9% of Yorkville High Income Infrastructure MLP ETF’s distributions for the year ended November 30, 2014 are expected to be return of capital.

Yorkville Funds
Notes to the Financial Statements

November 30, 2014 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)

Creation Units — The Funds issue and redeem shares (“Shares”) at Net Asset Value (“NAV”) and only in large blocks of Shares (each block of Shares for a Fund is called a “Creation Unit”). Purchasers of Creation Units (“Authorized Participants”) at NAV must pay a standard creation transaction fee of $500 to the Adviser. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $500 to the Adviser. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to five times the fixed creation or redemption transaction fee may apply.

Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Shares of each Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Funds’ distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Funds. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. The following table discloses Creation Unit breakdown at November 30, 2014:

	Creation Unit Shares	Creation Fee	Value	Redemption Fee
Yorkville High Income MLP ETF	50,000	$500	$740,500	$500
Yorkville High Income Infrastructure MLP ETF	50,000	500	1,087,500	500

3. AGREEMENTS

Investment Advisory Agreement

The Adviser serves as the investment adviser to the Funds. The Investment Sub-Adviser and the Trading Sub-Adviser, serve as sub-advisers to the Funds.

The Adviser has retained the Investment Sub-Adviser to be responsible for the day-to-day management of the Funds and the Trading Sub-Adviser to be responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Investment Sub-Adviser or in connection with any rebalancing or reconstitution of the Index or Infrastructure Index, subject to the supervision of the Adviser and the Board of Trustees.

For the services it provides to each Fund, the Funds pay the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.82% on the average daily net assets of each Fund. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”).

Certain officers or interested trustees of the Trust are also officers or employees of the Adviser or its affiliates. They receive no fees for serving as officers of the Trust.

Yorkville Funds
Notes to the Financial Statements

November 30, 2014 (Continued)

3. AGREEMENTS (concluded)

Sub-Advisory Agreements

The Investment Sub-Adviser, a Delaware limited liability company, is responsible for making investment decisions for the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of the Adviser and the Board. Under a Sub-Advisory Agreement, the Adviser pays the Investment Sub-Adviser a fee, which is calculated daily and paid monthly at an annual rate of 0.62% on the average daily net assets of each Fund.

The Investment Sub-Adviser has agreed to assume the Adviser’s responsibility to pay, or cause to be paid, all expenses of each Fund, except Excluded Expenses, not paid by the Adviser.

The Trading Sub-Adviser is a wholly-owned subsidiary of VTL Associates, LLC and is responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Investment Sub-Adviser or in connection with any rebalancing or reconstitution of the Index or Infrastructure Index, subject to the supervision of the Adviser and the Board. Under a Sub-Advisory Agreement, the Adviser pays the Trading Sub-Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.055% on the average daily net assets of each Fund, subject to a $10,000 minimum fee.

Distribution Agreement

SEI Investments Distribution Co. (the “Distributor”) serves as the Funds’ underwriter and distributor of Shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to purchase shares in Creation Units and transmits such orders to the Funds’ custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (ii) filing fees; and (iii) all other expenses incurred in connection with the distribution services, that are not reimbursed by the Adviser, as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund Shares.

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average net assets each year for certain distribution-related activities. For the year ended November 30, 2014, no fees were charged by the Distributor under the Plan and the Plan will only be implemented with approval of the Board.

Administrator, Custodian and Transfer Agent

SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an Administration Agreement. JPMorgan Chase Bank, N.A. (the “Custodian” and “Transfer Agent”) serves as the Funds’ Custodian and Transfer Agent pursuant to a Domestic Custody Agreement and Agency Services Agreement. The Adviser of the Funds pays these fees.

Certain officers of the Trust are also employees of the Administrator or its affiliates. They receive no fees for serving as officers of the Trust.

Yorkville Funds
Notes to the Financial Statements

November 30, 2014 (Continued)

4. INVESTMENT TRANSACTIONS

For the year ended November 30, 2014, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales
Yorkville High Income MLP ETF	$135,380,708	$155,434,069
Yorkville High Income Infrastructure MLP ETF	19,770,185	23,832,758

For the year ended November 30, 2014, in-kind transactions associated with Creations were:

	Purchases	Proceeds	Net Realized Gain
Yorkville High Income MLP ETF	$89,848,752	$—	$—
Yorkville High Income Infrastructure MLP ETF	13,950,081	—	—

There were no purchases or sales of long-term U.S. Government securities by the Funds.

5. RISKS OF INVESTING IN THE FUNDS

The Funds’ assets will be concentrated in an industry or group of industries to the extent that the Index or Infrastructure Index concentrates in a particular industry or group of industries. By concentrating their assets in a particular industry or group of industries, the Funds are subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Funds to a greater extent than if the Funds’ net assets were invested in a wider variety of industries.

Under normal circumstances, each Fund intends to invest at least 80% of its net assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Funds is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations.

Yorkville Funds
Notes to the Financial Statements

November 30, 2014 (Continued)

6. INCOME TAXES

The Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF income tax expense/(benefit) for the year ended November 30, 2014, consists of the following:

Yorkville High Income MLP ETF	Current Expense	Deferred Expense/(Benefit)	Total Expense/(Benefit)
Federal	$652,629	$(14,632,728)	$(13,980,099)
State	2,800	(1,213,909)	(1,211,109)
Change in Valuation Allowance	—	8,785,102	8,785,102
Total	$655,429	$(7,061,535)	$(6,406,106)

Yorkville High Income Infrastructure MLP ETF	Current Expense	Deferred Expense/(Benefit)	Total Expense/(Benefit)
Federal	$502,602	$1,370,330	$1,872,932
State	43,734	73,229	116,963
Total	$546,336	$1,443,559	$1,989,895

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate to net investment income/(loss) and net realized and unrealized gain/(loss) on investments before taxes as follows:

	For the year ended November 30, 2014
Yorkville High Income MLP ETF	Amount	Rate
Income Tax Expense/(Benefit) at Statutory Rate	$(13,994,397)	(34.00%)
State Tax Expense/(Benefit) (net of federal)	(1,223,889)	(2.97%)
Change in Valuation Allowance	8,785,102	21.34%
Other Expense/(Benefit)	27,078	0.06%
Net Income Tax Expense/(Benefit)	$(6,406,106)	(15.57%)

	For the year ended November 30, 2014
Yorkville High Income Infrastructure MLP ETF	Amount	Rate
Income Tax Expense/(Benefit) at Statutory Rate	$1,885,382	34.00%
State Tax Expense/(Benefit) (net of federal)	105,167	1.90%
Other	(654)	(0.02%)
Net Income Tax Expense/(Benefit)	$1,989,895	35.88%

Yorkville Funds
Notes to the Financial Statements

November 30, 2014 (Continued)

6. INCOME TAXES (continued)

Components of each Fund’s deferred tax assets and liabilities are as follows:

	Yorkville High Income MLP ETF	Yorkville High Income Infrastructure MLP ETF
	Year Ended November 30, 2014	Year Ended November 30, 2014
Deferred Tax Assets:
Unrealized loss on investments	$13,940,622	$430,674
Net operating loss carryforward	435,012	—
Charitable contribution carryforward	4,564	—
AMT carryforward	655,429	—
Total Deferred Tax Assets	$15,035,627	$430,674
Valuation Allowance	(8,785,102)	—
Net Deferred Tax Assets	$6,250,525	$430,674

Deferred Tax Liabilities:
Unrealized gain on investments	$(6,250,525)	$(2,805,479)
Total Deferred Tax Liabilities	$(6,250,525)	$(2,805,479)

Net Deferred Tax Asset/(Liability)	$—	$(2,374,805)

The Funds review the recoverability of their deferred tax assets based upon the weight of the available evidence. When assessing the recoverability of its deferred tax assets, management considers available carrybacks, reversing temporary taxable differences, projections of future taxable income and tax planning (if any). Yorkville High Income MLP ETF has recorded a valuation allowance of $8,785,102 of the net deferred tax asset at November 30, 2014, as the Fund believes it is more-likely-than-not the asset will not be realized within the relevant carryforward periods. The Fund may be required to modify the estimates or assumptions it uses regarding the deferred tax asset or liability as new information becomes available. Since the Funds are subject to taxation on their taxable income, the NAV of Funds shares are reduced by the accrual of any deferred tax liabilities. Because of the impact of deferred taxes, the Funds’ performance could differ from their underlying Index.

Yorkville Funds
Notes to the Financial Statements

November 30, 2014 (Continued)

6. INCOME TAXES (continued)

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits.

	Yorkville High Income MLP ETF	Yorkville High Income Infrastructure MLP ETF
	Year Ended November 30, 2014	Year Ended November 30, 2014
Unrecognized tax benefit (beginning balance)	$—	$—
Changes for prior period positions	—	—
Current period positions	—	—
Settlements	—	—
Lapse of Statute of limitations	—	—
Unrecognized tax benefit (ending balance)	$—	$—

The Funds recognize the tax benefits of uncertain positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. and State tax returns filed or expected to be filed since inception of the Funds. The Funds’ tax years are open for examination by U.S. and state tax authorities for all periods. The Funds are not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change materially in the next 12 months. As of November 30, 2014 Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF had the following expiring net operating losses:

Fund	Origination	Amount	Expiration
Yorkville High Income MLP ETF	11/30/2012	$454,274	11/30/2032
	11/30/2013	695,798	11/30/2033
	11/30/2014	26,478	11/30/2034
		$1,176,550

Fund	Origination	Amount	Expiration
Yorkville High Income Infrastructure MLP ETF	11/30/2013	$124,340	11/30/2033
	11/30/2014	(124,340)
		$—

The Funds’ net deferred tax liability and deferred income tax expense includes any prior year’s return to provision adjustments. Prior year’s income tax provision was based on estimates and information available at the time of the balance sheet date.

Yorkville Funds
Notes to the Financial Statements

November 30, 2014 (Concluded)

6. INCOME TAXES (concluded)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at November 30, 2014, were as follows:

	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Yorkville High Income MLP ETF	$306,021,944	$16,905,424	$(37,704,372)	$(20,798,948)
Yorkville High Income Infrastructure MLP ETF	42,901,926	7,815,462	(1,199,766)	6,615,696

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from the Funds’ investments in MLP interests.

7. OTHER

At November 30, 2014, the records of the Trust reflected that 100% of the Funds’ total Shares outstanding were held by five Authorized Participants, in the form of Creation Units. However, the individual shares comprising such Creation Units are listed and traded on the NYSE Arca, Inc. and have been purchased and sold by persons other than Authorized Participants.

8. SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, the Funds have determined that there was the following subsequent event:

On January 15, 2015, the Adviser and the Investment Sub-Adviser underwent a change in control as a result of a change in control of their direct controlling shareholder, Yorkville ETF Holdings LLC (the “Transaction”).

The Transaction resulted in the assignment and automatic termination of the Advisory Agreement with the Adviser and the sub-advisory agreement between the Adviser and the Investment Sub-Adviser. Further, the sub-advisory agreement between the Adviser and the Trading Sub-Adviser, by its terms, automatically terminated upon the termination of the Advisory Agreement. On December 19, 2014, in anticipation of the Transaction, the Funds’ Board approved an interim advisory agreement with the Adviser and an interim sub-advisory agreement with the Investment Sub-Adviser (together, the “Adviser and Investment Sub-Adviser Interim Agreements”). The Adviser and Investment Sub-Adviser Interim Agreements are substantially identical to the agreements that terminated, with the exception of different effective and termination dates and providing that the Adviser and Investment Sub-Adviser’s fees (which did not change) be placed in escrow until new agreements are approved by shareholders. In addition, the Funds’ Board approved an interim sub-advisory agreement with Penserra Capital Management, LLC (“Penserra”), which will act as the Funds’ trading sub-adviser during the interim period (the “Penserra Interim Agreement” and, collectively with the Adviser and Investment Sub-Adviser Interim Agreements, the “Interim Agreements”). The Penserra Interim Agreement is substantially identical to the terminated agreement with the Trading Sub-Adviser, with the exception of the parties and the effective and termination dates. The Funds will be managed by the Adviser, the Investment Sub-Adviser and Penserra under the Interim Agreements until new agreements with the Adviser, the Investment Sub-Adviser and Penserra are approved by each Fund’s shareholders or until June 14, 2015, whichever comes first. Neither the Transaction nor the Interim Agreements resulted in changes to the Funds’ investment objectives or strategies, fees charged to the Funds or services provided, except that Penserra has replaced the Trading Sub-Adviser. Proposals to approve new advisory agreements will be submitted for shareholder approval at a special meeting of shareholders, expected to be held during the second quarter of 2015.

Yorkville Funds
Report of Independent Registered Public Accounting Firm

November 30, 2014

To the Shareholders of Yorkville High Income MLP ETF and
Yorkville High Income Infrastructure MLP ETF and
 Board of Trustees of Exchange Traded Concepts Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF (the “Funds”), each a series of Exchange Traded Concepts Trust, as of November 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the three periods in the period then ended for Yorkville High Income MLP ETF, and the financial highlights for each of the two periods in the period then ended for Yorkville High Income Infrastructure MLP ETF. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF, each a series of Exchange Traded Concepts Trust, as of November 30, 2014, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
 January 30, 2015

Yorkville Funds
Trustees and Officers of the Trust

November 30, 2014 (Unaudited)

The following chart lists Trustees and Officers as of November 30, 2014.

Set forth below are the names, ages, addresses, position with the Funds, term of office and length of time served, the principal occupations during the past five years, number of portfolios in fund complex overseen by the trustees, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Funds. The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-YES-YETF.

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee
Interested Trustee
J. Garrett Stevens c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (35 years old)	Trustee and President	Trustee (Since 2009); President (Since 2011)	T.S. Phillips Investments, Inc., 2000 to 2011 – Investment Advisor/Vice President; Exchange Traded Concepts Trust 2009 to 2011 – Chief Executive Officer and Secretary; Exchange Traded Concepts, LLC 2009 to Present – Chief Executive Officer; Exchange Traded Concepts Trust II 2012 to present – President	7	None
Independent Trustees
Timothy J. Jacoby c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (62 years old)	Trustee	Since 2014	Deloitte & Touche LLP 2000 to 2014 – Partner	10	Exchange Traded Concepts Trust II(2) - Trustee; Source ETF Trust(1) - Trustee

Yorkville Funds
Trustees and Officers of the Trust

November 30, 2014 (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee
Independent Trustees (continued)
David M. Mahle c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (70 years old)	Trustee	Since 2011	Jones Day 2012 to Present – Consultant; Jones Day 2008 to 2011 – Of Counsel; Jones Day 1988 to 2008 – Partner	10	Exchange Traded Concepts Trust II(2) - Trustee; Source ETF Trust(1) - Trustee
Kurt Wolfgruber c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (64 years old)	Trustee	Since 2012	Oppenheimer Funds Inc. 2007 to 2009 – President	10	New Mountain Finance Corp. - Director; Exchange Traded Concepts Trust II(2) - Trustee; Source ETF Trust(1) - Trustee
Mark Zurack c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (57 years old)	Trustee	Since 2011	Columbia Business School 2002 to Present – Professor	8	Source ETF Trust(1) - Trustee

Yorkville Funds
Trustees and Officers of the Trust

November 30, 2014 (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Officers
J. Garrett Stevens c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (35 years old)	Trustee and President	Trustee (Since 2009); President (Since 2011)
T.S. Phillips Investments, Inc., 2004-Present; 2000 to 2011 – Investment Advisor/Vice President; Exchange Traded Concepts Trust 2009 to 2011 – Chief Executive Officer and Secretary; Exchange Traded Concepts, LLC 2009 to Present – Chief Executive Officer; Exchange Traded Concepts Trust II 2012 to present – President
None
Richard Hogan c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (52 years old)	Treasurer and Secretary	Since 2011	Managing Member, Yorkville ETF Advisors 2011 to Present; Private Investor, 2002 to 2011	Board Member of Peconic Land Trust of Suffolk County, NY; Exchange Traded Concepts Trust II(2) - Trustee
Peter Rodriguez c/o SEI Investments Company One Freedom Valley Drive Oaks, PA 19456 (52 years old)	Assistant Treasurer	Since 2011
Director, Fund Accounting, SEI Investments Global Funds Services, 2011 to present, 1997 to 2005; Director, Mutual Fund Trading, SEI Private Trust Company, 2009 to 2011; Director, Asset Data Services, Global Wealth Services, 2006 to 2009; Director, Portfolio Accounting, SEI Investments Global Funds Services, 2005 to 2006
None
Eric Kleinschmidt c/o SEI Investments Company One Freedom Valley Drive Oaks, PA 19456 (46 years old)	Assistant Treasurer	Since 2013	Director, Fund Accounting, SEI Investments Global Funds Services 2004 to present, Manager, Fund Accounting 1999 to 2004.	None

[1]	Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

[2]	Timothy Jacoby was appointed to serve as an Independent Trustee to the Board effective June 1, 2014.

Yorkville ETF Advisors
Disclosure of Fund Expenses

(Unaudited)

All Exchange Traded Funds (“ETF”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, brokerage fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Annualized Expense Ratios(1)	Expenses Paid During Period(2)
Yorkville High Income MLP ETF
Actual Fund Return	$1,000.00	$851.80	0.84%	$3.90
Hypothetical 5% Return	$1,000.00	$1,020.86	0.84%	$4.26
Yorkville High Income Infrastructure MLP ETF
Actual Fund Return	$1,000.00	$1,027.60	0.86%	$4.37
Hypothetical 5% Return	$1,000.00	$1,020.76	0.86%	$4.36

(1)	Tax benefit/(expense) is not included in the ratio calculation.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 183/365 (to reflect the one-half year period shown).

Yorkville ETF Advisors
Supplemental Information

(Unaudited)

Net asset value, or “NAV”, is the price per share at which a Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of the Fund’s holdings. The NAV of a Fund may also be impacted by the accrual of deferred taxes. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available on the Funds website at www.yetfs.com.

THIS PAGE INTENTIONALLY LEFT BLANK

2545 S. Kelly Avenue, Suite C
Edmond, OK 73013

Investment Adviser:
Exchange Traded Concepts, LLC
2545 S. Kelly Avenue, Suite C
Edmond, OK 73013

Investment Sub-Adviser:
Yorkville ETF Advisors
405 Park Avenue, 9th Floor
Suite 901
New York, NY 10022

Trading Sub-Adviser:
Index Management Solutions, LLC
One Commerce Square
2005 Market Street, Suite 2020
Philadelphia, PA 19103

Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Administrator:
SEI Investments Global Fund Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP
2020 K Street, NW
Washington, DC 20006-1806

Independent Registered Public Accounting Firm:
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH 44115

This information must be preceded or accompanied by a current prospectus for the Funds.

YCM-AR-001-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer or any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert Timothy Jacoby is an independent trustee as defined in Form N-CSR Item 3 (a) (2)

Item 4.	Principal Accountant Fees and Services.

Fees billed by Cohen Fund Audit Services, Ltd (Cohen) related to the Registrant.

Cohen billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal year 2014 and 2013 as follows:

		Fiscal 2014			Fiscal 2013
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$62,500	$0	N/A	$62,500	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees	$3,000	$0	N/A	$3,000	$0	N/A
(d)	All Other Fees	$0	$0	N/A	$4,985	$0	N/A

(e)(1)	The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved .

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2014	Fiscal 2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not Applicable.

(g)	The aggregate non-audit fees and services billed by Cohen for the fiscal year 2014 were $3,000 and for the fiscal year 2013 were $7,985.

(h)	During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Items 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Exchange Traded Concepts Trust

By	/s/ J. Garrett Stevens
J. Garrett Stevens, Trustee and President

Date: February 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Garrett Stevens
J. Garrett Stevens, Trustee and President

Date: February 6, 2015

By	/s/ Richard Hogan
Richard Hogan, Treasurer and Secretary

Date: February 6, 2015